   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 30, 1999

                                                     REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                      WILLIAMS COMMUNICATIONS GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                              4813                             73-1462856
  (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL              (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)        CLASSIFICATION CODE NUMBER)             IDENTIFICATION NO.)

                              ONE WILLIAMS CENTER
                             TULSA, OKLAHOMA 74172
                                 (918) 573-2000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                           WILLIAM G. VON GLAHN, ESQ.
                           SENIOR VICE PRESIDENT, LAW
                      WILLIAMS COMMUNICATIONS GROUP, INC.
                              ONE WILLIAMS CENTER
                             TULSA, OKLAHOMA 74172
                                 (918) 573-2000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:

               RANDALL H. DOUD, ESQ.                                  MARLENE ALVA, ESQ.
      SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP                      DAVIS POLK & WARDWELL
                  919 THIRD AVENUE                                   450 LEXINGTON AVENUE
              NEW YORK, NEW YORK 10022                             NEW YORK, NEW YORK 10017
                   (212) 735-3000                                       (212) 450-4000

                            ------------------------
    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [ ]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-76877
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]
                            ------------------------
                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
             TITLE OF EACH CLASS OF               PROPOSED MAXIMUM OFFERING    PROPOSED MAXIMUM AGGREGATE       AMOUNT OF
          SECURITIES TO BE REGISTERED                   PRICE PER NOTE             OFFERING PRICE(1)        REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------
10.70% senior redeemable notes due 2007.........             100%                     $75,000,000                $20,850
------------------------------------------------------------------------------------------------------------------------------
10.875% senior redeemable notes due 2009........           99.249%                    $250,000,000               $69,500
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended.
                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT SPECIFICALLY STATING THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This Registration Statement is being filed by Williams Communications Group, Inc. (the "Company") pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and includes the Registration Statement facing page, this page, the signature page, an exhibit index, an opinion of counsel regarding the legality of the notes being offered hereby and a related consent, and accountants' consents. The Company hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-76877), as amended (including the exhibits thereto), declared effective on September 30, 1999 by the Securities and Exchange Commission (the "Commission").

                                 CERTIFICATION

     The Company hereby certifies to the Commission that (i) it has instructed its bank to transmit to the Commission the filing fees set forth on the cover page of this Registration Statement by a wire transfer of such amounts to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on October 1, 1999), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fees and (iv) it will confirm receipt of such instructions by its bank during regular business hours on October 1, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma on the 30th day of September, 1999.

                                        WILLIAMS COMMUNICATIONS GROUP, INC.

                                        By:     /s/ REBECCA H. HILBORNE
                                           -------------------------------------
                                                    Rebecca H. Hilborne
                                                     Attorney-in-fact

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                     SIGNATURE                                    TITLE                      DATE
                     ---------                                    -----                      ----
                       /s/ *                           Chief Executive Officer and   September 30, 1999
---------------------------------------------------      President (Principal
                 Howard E. Janzen                        Executive Officer)

                       /s/ *                           Chief Financial Officer       September 30, 1999
---------------------------------------------------      (Principal Accounting and
                 Scott E. Schubert                       Financial Officer)

                       /s/ *                           Director                      September 30, 1999
---------------------------------------------------
                  Keith E. Bailey

                       /s/ *                           Director                      September 30, 1999
---------------------------------------------------
              John C. Bumgarner, Jr.

                       /s/ *                           Director                      September 30, 1999
---------------------------------------------------
                 Brian E. O'Neill

                       /s/ *                           Director                      September 30, 1999
---------------------------------------------------
                 James R. Herbster

                       /s/ *                           Director                      September 30, 1999
---------------------------------------------------
              Michael P. Johnson, Sr.

                       /s/ *                           Director                      September 30, 1999
---------------------------------------------------
                 Steven J. Malcolm

                       /s/ *                           Director                      September 30, 1999
---------------------------------------------------
                 Jack D. McCarthy

* Pursuant to a power of attorney.

                               INDEX TO EXHIBITS


           5.1           Opinion of William G. von Glahn, Esq.
          23.1           Consent of Ernst & Young LLP.
          23.2           Consent of Arthur Andersen S/C.
          23.3           Consent of Deloitte & Touche LLP.
          23.4           Consent of William G. von Glahn, Esq. (contained in opinion filed as Exhibit 5.1).